Via EDGAR Transmission
    11/30/99

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf ofBombardier Capital Mortgage Securitization Corporation (The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

             One  copy  of  the  Report,   including  the  exhibit  being  filed
             therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ James Dolan
James Dolan
Bombardier Capital Mortgage Securitization Corporation:


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) November 30, 1999


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on November 15, 1999 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1.  Distribution  Date Statement  relating to interest and prinicipal
        distributions   made  on  November   15,  1999  on  the  Series   1999-A
        Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                    BY:  /s/ James Dolan
                               JamesDolan
                                    Title:  Treasurer

Dated: November 15, 1999

                                  EXHIBIT INDEX

I. INPUTS

A. ORIGINAL DEAL PARAMETERS

(A)          Initial Pool Principal Balance                                                  $180,036,224.65
(B)          Initial Certificates Principal Balance                                          $175,534,000.00
(C)          Class A-1 Certificates
             (i)  Initial Certificate Percentage                                                      19.44%
             (ii) Initial Certificate Principal Balance                                       $35,000,000.00
             (iii)Pass-Through Rate                                                                    5.83%
(D)          Class A-2 Certificates
             (i)  Initial Certificate Percentage                                                      17.22%
             (ii) Initial Certificate Principal Balance                                       $31,000,000.00
             (iii)Pass-Through Rate                                                                    5.80%
(E)          Class A-3 Certificates
             (i)  Initial Certificate Percentage                                                      12.22%
             (ii) Initial Certificate Principal Balance                                       $22,000,000.00
             (iii)Pass-Through Rate                                                                    5.98%
(F)          Class A-4 Certificates
             (i)  Initial Certificate Percentage                                                      18.89%
             (ii) Initial Certificate Principal Balance                                       $34,000,000.00
             (iii)Pass-Through Rate                                                                    6.48%
(G)          Class A-5 Certificates
             (i)  Initial Certificate Percentage                                                       7.98%
             (ii) Initial Certificate Principal Balance                                       $14,375,000.00
             (iii)Pass-Through Rate                                                                    6.70%
(H)          Class M-1 Certificates
             (i)  Initial Certificate Percentage                                                       7.50%
             (ii) Initial Certificate Principal Balance                                       $13,503,000.00
             (iii)Pass-Through Rate                                                                    6.79%
(I)          Class M-2 Certificates
             (i)  Initial Certificate Percentage                                                       5.00%
             (ii) Initial Certificate Principal Balance                                        $9,002,000.00
             (iii)Pass-Through Rate                                                                    7.67%
(J)          Class B-1 Certificates
             (i)  Initial Certificate Percentage                                                       4.75%
             (ii) Initial Certificate Principal Balance                                        $8,552,000.00
             (iii)Pass-Through Rate                                                                    8.50%
(K)          Class B-2 Certificates
             (i)  Initial Certificate Percentage                                                       4.50%
             (ii) Initial Certificate Principal Balance                                        $8,102,000.00
             (iii)Pass-Through Rate                                                                    8.50%
(L)          Servicing Fee Rate                                                                        1.00%
(M)          Weighted Average Coupon (WAC)                                                             9.96%
(N)          Weighted Average Original Maturity (WAOM)                                                316.00 months
(O)          Weighted Average Remaining Maturity (WAM)                                                315.00 months
(P)          Number of Receivables                                                                     4,678
(Q)          Credit Enhancement
             (i)  Reserve Fund Initial Deposit Percentage                                              0.00%
            (ii) Target Overcollateralization Percentage Prior to Crossover Date                      4.75%
             (iii)Target Overcollateralization Percentage After Crossover Date                         8.31%
             (iv) Target Overcollateralization Floor                                                   1.25%
             (v)  Reserve Fund Target %                                                                0.00%
             (vi) Target Credit Enhancement % Prior to Crossover Date                                  4.75%
             (vii)Target Credit Enhancement % After Crossover Date                                     8.31%
             (viiiTarget Credit Enhancement Floor                                                      1.25%
             (ix) Target Credit Enhancement Amount                                             $8,551,720.67
(R)          Crossover Date Test
             (i)  Earliest Crossover Date                                                           Feb-2004
          (ii) Percentage (as Percent of Initial Class Subordination Percentage)                     190%
(S)          Class B-2 Floor Percentage (of Initial Pool Balance)                                      0.75%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A)          Pool Principal Balance                                                          $174,728,994.42
(B)          Total Certificate Principal Balance                                             $167,162,169.93
(C)          Class A-1 Certificates
             (i)  Principal Balance                                                           $26,628,169.93
             (ii) Pool Factor                                                                      0.7608049
             (iii)Unpaid Certificate Principal Shortfall                                               $0.00
             (iv) Unpaid Interest Shortfall                                                            $0.00
(D)          Class A-2 Certificates
             (i)  Principal Balance                                                           $31,000,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Unpaid Certificate Principal Shortfall                                               $0.00
             (iv) Unpaid Interest Shortfall                                                            $0.00
(E)          Class A-3 Certificates
             (i)  Principal Balance                                                           $22,000,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Unpaid Certificate Principal Shortfall                                               $0.00
             (iv) Unpaid Interest Shortfall                                                            $0.00
(F)          Class A-4 Certificates
             (i)  Principal Balance                                                           $34,000,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Unpaid Certificate Principal Shortfall                                               $0.00
             (iv) Unpaid Interest Shortfall                                                            $0.00
(G)          Class A-5 Certificates
             (i)  Principal Balance                                                           $14,375,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Unpaid Certificate Principal Shortfall                                               $0.00
             (iv) Unpaid Interest Shortfall                                                            $0.00
(H)          Class M-1 Certificates
             (i)  Principal Balance                                                           $13,503,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Unpaid Certificate Principal Shortfall                                               $0.00
             (iv) Unpaid Interest Shortfall                                                            $0.00
(I)          Class M-2 Certificates
             (i)  Principal Balance                                                            $9,002,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Adjusted Certificate Principal Balance                                       $9,002,000.00
             (iv) Liquidation Loss Amount                                                              $0.00
             (v)  Unpaid Certificate Principal Shortfall                                               $0.00
             (vi) Unpaid Interest Shortfall                                                            $0.00
             (vii)Unpaid Liquidation Loss Interest Shortfall                                           $0.00
(J)          Class B-1 Certificates
             (i)  Principal Balance                                                            $8,552,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Adjusted Certificate Principal Balance                                       $8,552,000.00
             (iv) Liquidation Loss Amount                                                              $0.00
             (v)  Unpaid Certificate Principal Shortfall                                               $0.00
             (vi) Unpaid Interest Shortfall                                                            $0.00
             (vii)Unpaid Liquidation Loss Interest Shortfall                                           $0.00
(K)          Class B-2 Certificates
             (i)  Principal Balance                                                            $8,102,000.00
             (ii) Pool Factor                                                                      1.0000000
             (iii)Adjusted Certificate Principal Balance                                       $8,102,000.00
             (iv) Liquidation Loss Amount                                                              $0.00
             (v)  Unpaid Certificate Principal Shortfall                                               $0.00
             (vi) Unpaid Interest Shortfall                                                            $0.00
             (vii)Unpaid Liquidation Loss Interest Shortfall                                           $0.00
(L)          Reserve Fund Balance                                                                      $0.00
(M)          Current Overcollateralization Amount                                              $7,566,824.39
(N)          Cumulative Realized Losses                                                          $373,447.05
(O)          Current Realized Loss Ratio for Preceding Period                                          0.58%
(P)          Sixty Day Delinquency Ratio for Preceding Period                                          4.27%
(Q)          Sixty Day Delinquency Ratio for Second Preceding Period                                   4.36%
(E)          Thirty Day Delinquency Ratio for Preceding Period                                        11.25%
(S)          Thirty Day Delinquency Ratio for Second Preceding Period                                 10.00%
(T)          Prior Month Weighted Average Coupon (WAC)                                                 9.95%
(U)          Prior Month Weighted Average Remaining Maturity (WAM)                                    307.27 months
V            Prior Month Number of Receivables                                                         4,583
W            Early Principal Collections                                                            8,948.62
X            Early Interest Collections                                                            42,905.34


C. INPUTS FROM THE MAINFRAME

(A)          Principal
             (i)  Scheduled Principal Collections                                                $137,736.20
             (ii) Full and Partial Principal Prepayments                                         $279,902.25
             (iii)Early Principal Collections                                                      $7,820.87
             (iv) Repurchased Loan Proceeds Attributable to Principal                                  $0.00
             (v)  Other Principal Amounts                                                              $0.00
(B)          Interest
             (i)  Scheduled Interest Collections                                               $1,264,491.60
             (ii) Early Interest Collections                                                      $58,881.00
             (iii)Repurchased Loan Proceeds Attributable to Interest                                   $0.00
(C)          Ending Pool Balance                                                             $173,935,222.64
(D)          Weighted Average Coupon (WAC)                                                             9.95%
(E)          Weighted Average Remaining Maturity (WAM)                                                306.30 months
(F)          Number of Receivables Outstanding                                                         4,565

                                                                               Percent of                          Percent of
(G)          Delinquent Receivables at End of Due Period :Principal Balance    Pool Balance            Units       Total Units
                                                          -----------------    ------------            -----       -----------
             (i)  30-59 Days Delinquent                           7,782,878        4.47%                 203       4.45%
             (ii) 60-89 Days Delinquent                           4,006,580        2.30%                 108       2.37%
             (iii)90 Days or More Delinquent                      5,225,071        3.00%                 135       2.96%
             (iv) Homes Repossessed or Foreclosed Upon            4,427,886        2.55%                 122       2.67%


D. INPUTS DERIVED FROM OTHER SOURCES

(A)          Reserve Fund Investment Income                                                            $0.00
(E)          Certificate Account Investment Income                                                 $5,228.22
(F)          Liquidated Contracts
             (i)  Liquidation Proceeds Attributable to Principal                                 $273,658.19
             (ii) Liquidation Proceeds Attributable to Interest                                   $16,388.49
             (iii)Principal Loss on Liquidation of Repossessions                                  $82,460.06
             (iv) Net Liquidation Losses (Realized Losses)                                       $149,684.20
             (iv) Recoveries on Previously Liquidated Contracts                                        $0.00
(G)          Repurchased Contracts
             (i)  Number of Contracts                                                                      0
             (ii) Repurchase Price of Contracts                                                        $0.00
(H)          Early Principal Payments Applied to Current Period                                    $5,474.11
(I)          Early Interest Payments Applied to Current Period                                    $44,572.42
(J)          Early Principal Payments Applied to Future Period                                    $11,295.38
(K)          Early Interest Payments Applied to Future Period                                     $57,213.92
(L)          Servicer Advances:  Principal                                                        $44,168.83
(M)          Servicer Advances:   Interest                                                     $1,039,465.27
(N)          Reimbursement of Prior Advances - Principal                                          $29,627.86
(O)          Reimbursement of Prior Advances - Interest                                          $996,356.71
(P)          Net Servicer Advance (Reimbursement) for the Month - Principal                       $14,540.97
(Q)          Net Servicer Advance (Reimbursement) for the Month - Interest                        $43,108.56
(R)          Net Servicer Advance (Reimbursement) for the Month - Total                           $57,649.53
(S)          Reimbursement of Liquidation Expenses on Previously Liquidated Contracts                  $0.00
(T)          Reimbursements to Servicer for Liquidation Expense                                   $67,224.14
(U)          Late Payment Fees, Extension Fees and Other Permitted Fees
(V)          Aggregate Repossession Profits                                                            $0.00
(W)          Other Permitted Withdrawals from Certificate Account                                      $0.00
(X)          Current Realized Loss Ratio                                                               0.45%
(Y)          Current Distribution Date                                                              11/15/99


II. CLASS B PRINCIPAL DISTRIBUTION TESTS

                                                                               Test Ratio       Actual Ratio       Result
(A)          Average Sixty-Day Delinquency Ratio (over three periods)              5.00%               4.65%       Pass
(B)          Average Thirty-Day Delinquency Ratio (over three periods)             7.00%              10.34%       Fail
(C)          Cumulative Realized Loss Ratio                             $ -        7.00%               0.29%       Pass
(D)          Current Realized Loss Ratio                                           2.75%               0.45%       Pass


III. COLLECTION CALCULATIONS
Interest:

(A)          Interest Collections                                                              $1,309,064.02
(B)          Servicer Advances - Net                                                              $43,108.56
(C)          Liquidation Proceeds Attributable to Interest                                        $16,388.49
(D)          Repurchased Loan Proceeds Attributable to Interest                                        $0.00
(E)          Recoveries on Previously Liquidated Contracts                                             $0.00
                                                                                         --------------------
(G)          Total Interest Collections (A+B+C+D+E+F)                                          $1,368,561.07

Principal:
(H)          Principal Payments Received (scheduled and unscheduled)                             $423,112.56
(I)          Servicer Advances - Net of Liquidation Losses                                        $14,540.97
(J)          Liquidation Proceeds Related to Principal                                           $273,658.19
(K)          Repurchased Loan Proceeds Related to Principal                                            $0.00
(L)          Other Principal Amounts                                                                   $0.00
                                                                                         --------------------
(M)          Total Principal Collections (H+I+J+K)                                               $711,311.72


IV. DISTRIBUTION CALCULATIONS

(A)          Total Cash Collections                                                            $2,079,872.79
(B)          Monthly Servicing Fee                                                               $145,607.50
(C)          Aggregate Repossession Profits                                                            $0.00
(E)          Reimbursements to Servicer for Liquidation Expense                                   $67,224.14
(F)          Late Payment Fees, Extension Fees and Other Permitted Fees
(G)          Other Permitted Withdrawals from Certificate Account                                      $0.00
(H)          Reserve Fund Draw                                                                         $0.00
                                                                                         --------------------
(I)          Available Distribution Amount (A-B-C-D-E-F-G+H)                                   $1,867,041.15

(J)          Total Principal Collections and Advances                                            $711,311.72
(K)          Principal Loss on Liquidation of Repossessions                                       $82,460.06
(L)          Overcollaterallization Addition Amount                                              $169,141.24
(M)          Overcollaterallization Reduction Amount                                                   $0.00
                                                                                         --------------------
(N)          Formula Principal Distribution Amount                                               $962,913.02

(M)          Interest Accrual Period                                                                      30 days
(N)          Total Class A Certificates Monthly Interest Due                                     $652,313.82
(O)          Total Class A Certificates Monthly Interest Paid                                    $652,313.82
(P)          Total Monthly Interest Due                                                          $904,128.14
(Q)          Total Monthly Interest Paid                                                         $904,128.14
(R)          Excess Interest or (Interest Shortfall)                                             $464,432.93

(S)          Class A/M Percentage                                                                  81.43779%
(T)          Class B Percentage                                                                    18.56221%
(U)          Has the Cross-Over Date Occurred?                                                            No
(V)          Have the Principal Distribution Tests Been Satisfied?                                        No
(W)          Has a Dificiency Event Occurred?                                                             No
(X)          Should Principal Be Distributed to the Subordinated Certificates?                            No
(Y)          Class B-2 Floor Amount (prior to giving effect to distributions of
 principal)     $1,350,271.68
(Z)          Class A/M Certificates Formula Principal Distribution Amount                        $962,913.02
(AA)         Class A Certificates Formula Principal Distribution Amount                          $962,913.02
(BB)         Class M Certificates Formula Principal Distribution Amount                                $0.00

(CC)         Total Class A Unpaid Certificate Principal Shortfall Due                                  $0.00
(DD)         Total Class A Unpaid Certificate Principal Shortfall Paid                                 $0.00
(EE)         Total Unpaid Certificate Principal Shortfall Due                                          $0.00
(FF)         Total Unpaid Certificate Principal Shortfall Paid                                         $0.00
(GG)         Total Class A Certificates Monthly Principal Due                                    $962,913.02
(HH)         Total Class A Certificates Monthly Principal Paid                                   $962,913.02
(II)         Total Monthly Principal Due                                                         $962,913.02
(JJ)         Total Monthly Principal Paid                                                        $962,913.02


V. DISTRIBUTIONS

(A)          Class A-1 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                   $129,257.57
             (ii) Interest Paid                                                                  $129,257.57
             (iii)Interest Shortfall                                                                   $0.00
(B)          Class A-2 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                   $149,704.17
             (ii) Interest Paid                                                                  $149,704.17
             (iii)Interest Shortfall                                                                   $0.00
(C)          Class A-3 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                   $109,633.33
             (ii) Interest Paid                                                                  $109,633.33
             (iii)Interest Shortfall                                                                   $0.00
(D)          Class A-4 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                   $183,458.33
             (ii) Interest Paid                                                                  $183,458.33
             (iii)Interest Shortfall                                                                   $0.00
(E)          Class A-5 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                    $80,260.42
             (ii) Interest Paid                                                                   $80,260.42
             (iii)Interest Shortfall                                                                   $0.00
(F)          Class M-1 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                    $76,348.21
             (ii) Interest Paid                                                                   $76,348.21
             (iii)Interest Shortfall                                                                   $0.00
(G)          Class M-2 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                    $57,500.28
             (ii) Interest Paid (after reserve account draw, if any)                               57,500.28
                                                                                         --------------------
             (iii)Interest Shortfall                                                                   $0.00
(H)          Class B-1 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                    $60,576.67
             (ii) Interest Paid (after reserve account draw, if any)                               60,576.67
                                                                                         --------------------
             (iii)Interest Shortfall                                                                   $0.00
(I)          Class B-2 Certifcates Monthly Interest & Interest Shortfall
             (i)  Interest Due                                                                    $57,389.17
             (ii) Interest Paid (after reserve account draw, if any)                               57,389.17
                                                                                         --------------------
             (iii)Interest Shortfall                                                                   $0.00
(J)          Class A-1 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(K)          Class A-2 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(L)          Class A-3 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(M)          Class A-4 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(N)          Class A-5 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(O)          Class A-1 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                          $962,913.02
             (iii)Certificate Principal Paid                                                     $962,913.02
                                                                                         --------------------
             (iv) Certificate Principal Shortfall                                                      $0.00
(P)          Class A-2 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (iii)Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iv) Certificate Principal Shortfall                                                      $0.00
(Q)          Class A-3 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (iii)Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iv) Certificate Principal Shortfall                                                      $0.00
(R)          Class A-4 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (iii)Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iv) Certificate Principal Shortfall                                                      $0.00
(S)          Class A-5 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (iii)Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iv) Certificate Principal Shortfall                                                      $0.00
(T)          Class M-1 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (iii)Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iv) Certificate Principal Shortfall                                                      $0.00
(U)          Class M Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(V)          Class M-2 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (ii) Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iii)Certificate Principal Shortfall                                                      $0.00
(W)          Class M Liquidation Loss Interest Amount & Unpaid Liquidation
Loss Interest Shortfall
             (i)  Interest Due                                                                         $0.00
             (ii) Interest Paid (after reserve account draw, if any)                                    0.00
                                                                                         --------------------
             (iii)Interest Shortfall                                                                   $0.00
(X)          Class B-1 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(Y)          Class B-1 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (ii) Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iii)Certificate Principal Shortfall                                                      $0.00
(Z)          Class B-1 Liquidation Loss Interest Amount & Unpaid Liquidation
Loss Interest Shortfall
             (i)  Interest Due                                                                         $0.00
             (ii) Interest Paid (after reserve account draw, if any)                                    0.00
                                                                                         --------------------
             (iii)Interest Shortfall                                                                   $0.00
(AA)         Class B-2 Unpaid Certficate Principal Shortfall
             (i)  Shortfall Due                                                                        $0.00
             (ii) Shortfall Paid                                                                       $0.00
                                                                                         --------------------
             (iii)Shortfall Outstanding                                                                $0.00
(BB)         Class B-2 Certificates Monthly Principal
             (i)  Formula Principal Distribution Amount                                                $0.00
             (ii) Certificate Principal Paid                                                           $0.00
                                                                                         --------------------
             (iii)Certificate Principal Shortfall                                                      $0.00
(CC))        Class B-2 Liquidation Loss Interest Amount & Unpaid Liquidation
Loss Interest Shortfall
             (i)  Interest Due                                                                         $0.00
             (ii) Interest Paid (after reserve account draw, if any)                                    0.00
                                                                                         --------------------
             (iii)Interest Shortfall                                                                   $0.00
(DD)         Class X Strip Amount                                                                $439,682.54
(EE)         Accelerated Principal Distribution - A1                                             $169,141.24
(FF)         Accelerated Principal Distribution - A2                                                   $0.00
(GG)         Accelerated Principal Distribution - A3                                                   $0.00
(HH)         Accelerated Principal Distribution - A4                                                   $0.00
(II)         Accelerated Principal Distribution - A5                                                   $0.00
(JJ)         Reserve Fund Deposit Amount                                                               $0.00
(KK)         Release to Class X Certificates                                                           $0.00


VI. RECONCILIATION OF RESERVE FUND
(A)          Beginning Cash Reserve Fund Balance                                                       $0.00
(B)          Reserve Fund Draw for Distributions                                                       $0.00
(C)          Excess Interest Deposit to Reserve Fund                                                   $0.00
(D)          Reserve Fund Balance Prior to Release                                                     $0.00
(E)          Specified Reserve Fund Balance                                                            $0.00
(F)          Reserve Fund Release                                                                      $0.00
(G)          Ending Reserve Fund Balance                                                               $0.00


X. MONTHLY REPORT                                                                                                  Per $1,000
                                                                                                                   Denomination
                                                                                                                   -------------

(A)          Total Distribution Amount

             (i)  Class A-1 Certificates                                                       $1,092,170.59             $31.20
             (ii) Class A-2 Certificates                                                         $149,704.17              $4.83
             (iii)Class A-3 Certificates                                                         $109,633.33              $4.98
             (iv) Class A-4 Certificates                                                         $183,458.33              $5.40
             (v)  Class A-5 Certificates                                                          $80,260.42
             (vi) Class M-1 Certificates                                                          $76,348.21              $5.65
             (vii)Class M-2 Certificates                                                          $57,500.28              $6.39
             (viiiClass B-1 Certificates                                                          $60,576.67              $7.08
             (ix) Class B-2 Certificates                                                          $57,389.17              $7.08
             (x)  Class X Certificates                                                                 $0.00

(B)          Formula Principal Distribution Amount Paid
             (i)  Class A-1 Certificates                                                         $962,913.02             $27.51
             (ii) Class A-2 Certificates                                                               $0.00              $0.00
             (iii)Class A-3 Certificates                                                               $0.00              $0.00
             (iv) Class A-4 Certificates                                                               $0.00              $0.00
             (v)  Class A-4 Certificates                                                               $0.00
             (vi) Class M-1 Certificates                                                               $0.00              $0.00
             (vii)Class M-2 Certificates                                                               $0.00              $0.00
             (viiiClass B-1 Certificates                                                               $0.00              $0.00
             (ix) Class B-2 Certificates                                                               $0.00              $0.00

(C)          Unpaid Certificate Principal Shortfall Paid
             (i)  Class A-1 Certificates                                                               $0.00              $0.00
             (ii) Class A-2 Certificates                                                               $0.00              $0.00
             (iii)Class A-3 Certificates                                                               $0.00              $0.00
             (iv) Class A-4 Certificates                                                               $0.00              $0.00
             (v)  Class A-5 Certificates                                                               $0.00
             (vi) Class M-1 Certificates                                                               $0.00              $0.00
             (vii)Class M-2 Certificates                                                               $0.00              $0.00
             (viiiClass B-1 Certificates                                                               $0.00              $0.00
             (ix) Class B-2 Certificates                                                               $0.00              $0.00

(D) Unpaid  Certificate  Principal  Shortfall  Remaining (after giving effect to distributions)
             (i)  Class A-1 Certificates                                                               $0.00              $0.00
             (ii) Class A-2 Certificates                                                               $0.00              $0.00
             (iii)Class A-3 Certificates                                                               $0.00              $0.00
             (iv) Class A-4 Certificates                                                               $0.00              $0.00
             (v)  Class A-5 Certificates                                                               $0.00
             (vi) Class M-1 Certificates                                                               $0.00              $0.00
             (vii)Class M-2 Certificates                                                               $0.00              $0.00
             (viiiClass B-1 Certificates                                                               $0.00              $0.00
             (ix) Class B-2 Certificates                                                               $0.00              $0.00

(E) Liquidation Write-Downs (after giving effect to distributions)
             (i)  Class M Certificates                                                                 $0.00              $0.00
             (ii) Class B-1 Certificates                                                               $0.00              $0.00
             (iii)Class B-2 Certificates                                                               $0.00              $0.00

(F)          Monthly Interest & Interest Shortfall Paid
             (i)  Class A-1 Certificates                                                         $129,257.57              $3.69
             (ii) Class A-2 Certificates                                                         $149,704.17              $4.83
             (iii)Class A-3 Certificates                                                         $109,633.33              $4.98
             (iv) Class A-4 Certificates                                                         $183,458.33              $5.40
             (v)  Class A-5 Certificates                                                          $76,348.21
             (vi) Class M-1 Certificates                                                          $76,348.21              $5.65
             (vii)Class M-2 Certificates                                                          $57,500.28              $6.39
             (viiiClass B-1 Certificates                                                          $60,576.67              $7.08
             (ix) Class B-2 Certificates                                                          $57,389.17              $7.08

                                                                                                                   Per $1,000
                                                                                                                   Denomination
                                                                                                                   -------------

(G)          Liquidation Loss Interest & Interest Shortfall Paid

             (i)  Class M Certificates                                                                 $0.00              $0.00
             (ii) Class B-1 Certificates                                                               $0.00              $0.00
             (iii)Class B-2 Certificates                                                               $0.00              $0.00

(H)  Liquidation  Loss  Interest  Shortfall  Remaining  (after  giving effect to distributions)
             (i)  Class M Certificates                                                                 $0.00              $0.00
             (ii) Class B-1 Certificates                                                               $0.00              $0.00
             (iii)Class B-2 Certificates                                                               $0.00              $0.00

(I)    Certificate Principal Balances (after giving effect to distributions)
             (i)  Class A-1 Certificates                                                      $25,665,256.91            $733.29
             (ii) Class A-2 Certificates                                                      $31,000,000.00          $1,000.00
             (iii)Class A-3 Certificates                                                      $22,000,000.00          $1,000.00
             (iv) Class A-4 Certificates                                                      $34,000,000.00          $1,000.00
             (v)  Class A-5 Certificates                                                      $14,375,000.00            $422.79
             (vi) Class M-1 Certificates                                                      $13,503,000.00          $1,000.00
             (vii)Class M-2 Certificates                                                       $9,002,000.00          $1,000.00
             (viiiClass B-1 Certificates                                                       $8,552,000.00          $1,000.00
             (ix) Class B-2 Certificates                                                       $8,102,000.00          $1,000.00

(JAdjusted Certificate Principal Balances (after giving effect to distributions)
             (i)  Class M Certificates                                                        $22,505,000.00          $2,500.00
             (ii) Class B-1 Certificates                                                       $8,552,000.00          $1,000.00
             (iii)Class B-2 Certificates                                                       $8,102,000.00          $1,000.00

(K)          Pass-Through Rates

             (i)  Class A-1 Certificates                                                               5.83%
             (ii) Class A-2 Certificates                                                               5.80%
             (iii)Class A-3 Certificates                                                               5.98%
             (iv) Class A-4 Certificates                                                               6.48%
             (v)  Class A-5 Certificates                                                               6.70%
             (vi) Class M-1 Certificates                                                               6.79%
             (vii)Class M-2 Certificates                                                               7.67%
             (viiiClass B-1 Certificates                                                               8.50%
             (ix) Class B-2 Certificates                                                               8.50%

                                                          Beginning of Period               End of Period
                                                          ------------------             --------------------
(L)          Certificate Balances and Factors
             (i)  Aggregate Balance of Certificates         $167,162,169.93                  $166,199,256.91
             (ii) Total Certificate Pool Factor                   0.9523065                        0.9468209
             (iii)Class A-1 Certificates Balance             $26,628,169.93                   $25,665,256.91
             (iv) Class A-1 Certificates Pool Factor              0.7608049                        0.7332931
             (v)  Class A-2 Certificates Balance             $31,000,000.00                   $31,000,000.00
             (vi) Class A-2 Certificates Pool Factor              1.0000000                        1.0000000
             (vii)Class A-3 Certificates Balance             $22,000,000.00                   $22,000,000.00
             (viiiClass A-3 Certificates Pool Factor              1.0000000                        1.0000000
             (ix) Class A-4 Certificates Balance             $34,000,000.00                   $34,000,000.00
             (x)  Class A-4 Certificates Pool Factor              1.0000000                        1.0000000
             (xi) Class A-5 Certificates Balance             $14,375,000.00                   $14,375,000.00
             (xii)Class A-5 Certificates Pool Factor              1.0000000                        1.0000000
             (xiiiClass M-1 Certificates Balance             $13,503,000.00                   $13,503,000.00
             (xiv)Class M-1 Certificates Pool Factor              1.0000000                        1.0000000
             (xv) Class M-1 Certificates Balance              $9,002,000.00                    $9,002,000.00
             (xvi)Class M-1 Certificates Pool Factor              1.0000000                        1.0000000
             (xviiClass B-1 Certificates Balance              $8,552,000.00                    $8,552,000.00
             (xviiClass B-1 Certificates Pool Factor              1.0000000                        1.0000000
             (xix)Class B-2 Certificates Balance              $8,102,000.00                    $8,102,000.00
             (xx) Class B-2 Certificates Pool Factor              1.0000000                        1.0000000

(M)          Portfolio Information
             (i)  Pool Principal Balance                    $174,728,994.42                  $173,935,222.64
             (ii) Pool Factor                                     0.9705213                       0.96611236
             (iii)Weighted Average Coupon (WAC)                       9.95%                            9.95%
             (iv) Weighted Average Remaining Maturity (WAM)        307.27 months                    306.30 months
             (v)  Remaining Number of Receivables                     4,583                            4,565

(N)          Credit Enhancement
             (i)  O/C Beginning Balance                                                        $7,566,824.39
             (ii) O/C Additions                                                                  $169,141.24
             (iii)O/C Reductions
             (iv) O/C Ending Balance                                                           $7,735,965.63

(O)          Reserve Fund
             (i)   Beginning Balance                                                                   $0.00
             (ii)  Additions
             (iii) Reductions
             (iv)  Ending Balance                                                                      $0.00



(R)          Fee Payments
             (i)  Monthly Servicing Fee                                                          $145,607.50
             (ii) Reimbursements to Depositor (PSA 8.06)                                          $67,224.14
      (iii)Late Payment Fees, Extension Fees and other Permitted Fees (PSA 5.13)

(S)          Repurchased Contracts
             (i)  Number of Contracts                                                                      0
             (ii) Repurchase Price of Contracts                                                        $0.00

                                                                               Percent of             Number         Percent of
(T)          Delinquent Contracts                         Principal Balance    Pool Balance         of Units        Total Units
                                                          -----------------    ------------         --------        -----------
             (i)  30-59 Days Delinquent                       $7,782,878.24        4.47%                 203              4.45%
             (ii) 60-89 Days Delinquent                       $4,006,580.28        2.30%                 108              2.37%
             (iii)90 Days or More Delinquent                  $5,225,071.22        3.00%                 135              2.96%
             (iv) Homes Repossessed or Foreclosed Upon        $4,427,885.56        2.55%                 122              2.67%